Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

7.      GOODWILL

The Company performed its annual impairment assessment as at December 31, 2016 by comparing the estimated fair value of the reporting unit, using an income based approach and market based approach, to its carrying value as at December 31, 2016. Under the income based approach, the Company used a discounted cash flow methodology. Under the market based approach, the Company considered its market capitalization in addition to an estimated control premium. The results of this impairment assessment indicated that the estimated fair value of the reporting unit exceeded it carrying amount, therefore, the Company concluded there was no impairment of goodwill.